DTE Energy Investor Update New York City April 6, 2006

The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainly; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. Safe Harbor Statement

Today's Agenda Utility Growth Strategy Gerry Anderson, President and COO Continued Non-Utility Value Creation Tony Earley, Chairman and CEO Financial Flexibility Dave Meador, Executive Vice President and CFO Questions & Answers

Stable Utilities with Strong Growth Potential Significant planned investments for improved utility service and environmental controls Substantial expected savings from the Performance Excellence Process Potential 6% annual utility net income growth

Continued Non-Utility Value Creation Clear focus and disciplined investments are driving scale and value creation Building scale in our three non- utility segments: Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Strong pipeline of potential investments going forward

Financial Flexibility Positioned for continued improvement in earnings and cash flow Solid balance sheet with sufficient flexibility to finance our near-term growth investments Commitment to our stable dividend

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 6% per year while driving a customer focused investment program Our three non-utility businesses have exciting opportunities and we expect to make investments that will grow core earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive, and as the payout ratio decreases, we are open to considering a dividend increase

DTE Energy's Utility Growth Strategy Gerard Anderson President & COO April 6, 2006

The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. Safe Harbor Statement

Outline Current state of MichCon and Detroit Edison Utility Growth Strategy

Profile of MichCon and Detroit Edison Tenth largest U.S. electric utility with 2.2 million customers 11,000 MW of owned generation (63% coal-fired capacity, 10% nuclear) Detroit Edison Eleventh largest U.S. natural gas utility with 1.3 million customers Significant gas storage capacity benefits customers (11% of total Midwest and Northeast capacity) MichCon

MichCon Regulatory Framework Fully regulated by the Michigan Public Service Commission (MPSC) 11% allowed return on equity (ROE) ~$800M equity base No major rate proceedings underway Uncollectible expense tracker 90% of difference from $37M level set in rates is deferred as a regulatory asset or liability and collected in rates 2005 uncollectible expense $60M Gas Cost Recovery (GCR) mechanism

Detroit Edison Regulatory Framework Fully regulated by the MPSC 11% allowed ROE ~$3.0B equity base Constructive progress in recent cases Nov. 2004 main rate case Dec. 2005 rate restructuring case Power Supply Cost Recovery (PSCR) mechanism in place Passes through fuel, purchased power, transmission and NOx allowance costs to customers Pension expense tracker

Electric Choice Volumes Have Declined Significantly Total C&I Primary C&I Secondary Electric Choice volumes have declined as a result of: MPSC orders that rationalized Choice economics Current market prices for electricity At its peak, Choice represented ~20% of electric sales; it is now ~10% Choice continues to be sensitive to wholesale market prices Work on deskewing remains

Detroit Edison Rate Review Pre-hearing conference April 25 Rate Review Calendar Edison testimony filing June 1 Expected final order December MPSC investigating potential for utility overearning in 2007 due to: Reduction in Choice volume Cost reductions from DTE Energy's Performance Excellence Process Expiration of residential rate caps These positive factors must be considered in the context of: Major electric infrastructure and environmental investments Implementation costs and timing of Performance Excellence Process savings

Outline Current state of MichCon and Detroit Edison Utility Growth Strategy

DTE Energy's Utility Growth Strategy 2006 to 2010 cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process

Investments in Detroit Edison Driven by Required Environmental Investments 2005A 2006E 2007E 2008E 2009E 2010E Base capex 7821 8304 8728 9077 9367 9697 Capital Expenditures $875-1,065 $800-950 $750-950 $750-950 $750-950 Detroit Edison Potential Net Utility Plant 2005-2010 Not including new base-load generation ($ millions) Depreciation $465-475 $480-490 $505-520 $520-545 $540-570 Equity Base ~$3,000 ~$3,800-3,900 Earnings Potential* $320-335 ~$425 ~6% annual earnings growth * 2006 operating earnings guidance $320-335M; see appendix for information regarding GAAP reconciliation

Potential $1B Investment for Clean Air Act Compliance Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant 2006 (before environmental upgrades) Potential Cost 2006-2010 Potential In Service Date

Potential $1B Investment for Clean Air Act Compliance Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Unit 3 Monroe Power Plant 2007 Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007

Potential $1B Investment for Clean Air Act Compliance Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant 2008 Unit 4 Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008

Potential $1B Investment for Clean Air Act Compliance Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Unit 4 Unit 3 Monroe Power Plant 2010 Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010

Potential $1B Investment for Clean Air Act Compliance Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010 Units 1 and 2 Scrubbers ~$400M Post-2010 Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant after environmental upgrades Unit 2 Unit 1

2005A 2006E 2007E 2008E 2009E 2010E Base capex 1784 1841 1956 2000 2041 2088 Investments in MichCon Driven by Needed System Expansion and Pipeline Safety Act Compliance Capital Expenditures $150-200 $250-300 $100-200 $100-200 $100-200 MichCon Potential Net Utility Plant 2005-2010 ($ millions) Depreciation $100-105 $110-115 $115-120 $115-125 $120-130 Equity Base ~$800 ~$900-950 Earnings Potential* $70-80 ~$100 ~7% annual earnings growth * 2006 operating earnings guidance $70-80M; see appendix for information regarding GAAP reconciliation

Gas Distribution System Investments Will Benefit Customers Distribution system expansion New infrastructure to meet demand growth in western Michigan In service year-end 2007 New customer attachments Expansion of existing regulated gas storage facilities Increase storage by 17 Bcf Reduces customer commodity risk In service year-end 2007 Pipeline Safety Act compliance Inspect 400 miles of pipe by 2012 and repair as necessary

Investment in Utilities Grows Potential Net Income by over $100M Potential Operating Earnings Growth from Utility Investment 2006-2010 ($ millions) * 2006 operating earnings guidance $320-335M at Detroit Edison and $70-80M at MichCon; see appendix for information regarding GAAP reconciliation annual earnings growth rate 6%

DTE Energy's Utility Growth Strategy 2006 to 2010 cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process

Performance Excellence Process Focused on Improving Service while Reducing Cost Reduced Costs Improved Customer Satisfaction Increased Productivity Goal is to achieve 1st quartile performance in all areas Focusing on all areas of Detroit Edison, MichCon and Corporate Support Expect substantial reductions in O&M, capital and PSCR costs Redesigning and restructuring processes, organizations Removing non-value added work Replacing legacy systems with SAP Investing in power plants and distribution system to improve reliability, decrease outages Investing in technology and services to improve overall customer satisfaction

Performance Excellence Process Implementation Plan


December 2005
January 2006
March 2006
2Q 2006
Identify Opportunities
Evaluate Opportunities
Plan Implementation
Implement

- Over 50% of employees participated to generate ~12,000 ideas
- ~ 1,000 ideas approved for implementation
- Ideas consolidated into ~250 implementation projects

Implementation begins in second quarter 2006

22

2006E 2007E 2008E 2009E 2010E O&M Savings 44 153 218 218 218 Capital Savings 20 25 32 32 32 Savings to Customers (PSCR) 25 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) $50-100 $200-250 $250-350 PSCR Savings Capital Savings O&M Savings $250-350 $250-350 Performance Excellence Process Expected to Produce Substantial On-Going Savings Cost to achieve savings $200-250

Sources of Potential Performance Excellence Process O&M Savings ($ millions, pre-tax) 2006E 2007E 2008E 2009E 2010E Detroit Edison 34 114 160 160 160 MichCon 8 35 52 52 52 Corporate 1 4 6 6 6 $30-70 $150-200 $200-250 Cost to achieve savings $200-250 $200-250 $200-250 MichCon Detroit Edison Performance Excellence Process Expected to Produce Substantial On-Going Savings

DTE Energy's Utility Growth Strategy 2006 to 2010 cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 6% potential annual earnings growth reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process

Performance Excellence Process Savings Minimize Need for Rate Increases Illustrative rate impact of investment and PEP savings Increasing due to investments Decreasing due to PEP savings Resulting need for rate increases Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 MichCon Detroit Edison Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing due to investments Decreasing due to PEP savings Resulting need for rate increases

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 383 361 297 250 199 PEP Savings 27 97 138 138 138 MichCon Rate Increase 15 36 43 62 Deco Rate Increase 70 125 Performance Excellence Process Creates Headroom for Utility Investment $345 Illustrative Profile of Utility Operating Earnings Growth* ($ millions) ~$525 * Reconciliation to GAAP reported earnings included in the appendix $390-415 Detroit Edison rate increase Base utility earnings Performance Excellence Process savings MichCon rate increase Investments are translated into rate base through standard rate cases MichCon files rate case in 2006 Detroit Edison required to file rate case by July 2007

DTE Energy's Utility Strategy Designed to Benefit Shareholders and Customers Shareholders Customers Predictable 6% annual growth More competitive cost structure Cleaner environment First quartile operations and customer service Reasonable rates

Appendix

Michigan needs new baseload generation "...we recommend [building] one or two...coal generating plants...with the first becoming operational about 2011..." The right regulatory structure is needed to encourage new construction "...Staff recommends adoption of a...ratemaking model [that] recognizes the public benefit that all customers receive from a new baseload plant." * MPSC Capacity Need Forum Final Report dated 1/3/06: http://efile.mpsc.cis.state.mi.us/efile/docs/14231/0008.pdf Conclusions of final MPSC report on future capacity needs*: New Baseload Power Plant Could Provide Growth Beyond 2010

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Throughout this presentation there are references to operating earnings and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliations In this presentation, DTE Energy provides 2006 guidance for operating earnings. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Forward Looking Projections: 2007-2010

Continued Non-Utility Value Creation Anthony Earley, Jr. Chairman & CEO April 6, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Overview DTE Energy's Non-Utility Strategy Focus Discipline Value Creation Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Summary

Why Does DTE Energy Invest in Non-Utility Businesses? Leverages our strengths and skills History of generating substantial shareholder value Enables participation in geographic markets beyond our regulated territories Diversifies earnings

Each Non-Utility Business Creates Value by Leveraging our Historic Strengths Knowledge of commodity markets, supply, demand and constraints Development, ownership and operation of large-scale energy assets Transportation and storage of primary fuels (coal and natural gas) Development and production of natural gas from shale formation Advantaged geography Key regional hub for coal and natural gas transportation Heavy industrial concentration

Non-Utility Businesses have Provided a Diversified Earnings Stream Utility Operating Earnings* ($ millions) Total Non-Utility Operating Earnings* ($ millions) 2001 2002 2003 2004 2005 2006E 0 - 2001 2002 2003 2004 2005 2006E 369 352 307 202 345 390 176 229 262 255 285 325 25 20 $369 $352 $307 $202 $345 $390-415 $176 $229 $262 $255 $286 $325-345** 2001 2002 2003 2004 2005 2006E 2001 2002 2003 2004 2005 2006E * Reconciliation to GAAP reported earnings included in the appendix ** 2006 guidance assume no synfuel tax credit phase out

Non-Utility Strategy Focus on three key, well-defined areas Disciplined Investment with a strict risk/return criteria that has produced solid returns Value Creation with an objective to bring each non- utility business segment to $50-100M of earnings thereby increasing visibility and valuation Continued significant value creation is the objective of our Non-Utility businesses

Focus: Our Non-Utility Investment Is Focused on Three Key Areas Own and operate energy-related assets for large energy-intensive customers Transportation and storage of primary fuels and asset-based trading Shale gas production in the Antrim and Barnett plays Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

Discipline: Solid Historic Returns Total Non-Utility Return on Invested Capital 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 7 13 14 15 15 21 20 18 18 17 1 15% 21% 20% 18% 18% 17-18% Our disciplined and consistent approach to non-utility investments has produced very solid returns in excess of traditional utility returns 15% 14% 13% 7%

Value Creation: Non-Utility Earnings Have Consistently Grown 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 16 46 84 88 176 229 262 255 286 325 20 Total Non-Utility Operating Earnings* ($ millions) Our non-utility investments have made a significant contribution to earnings over the past 10 years * Reconciliation to GAAP reported earnings included in the appendix ** 2006 guidance assume no synfuel tax credit phase out **

Overview DTE Energy's Non-Utility Strategy Focus Discipline Value Creation Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Summary

Power & Industrial Projects: Focus on On-Site Projects & Biomass Energy This business is analogous to a private utility operation with long- term contracts replacing regulation Energy Input Electricity Steam Compressed Air Chilled Water Waste Water Treatment Coal Petcoke Landfill Gas Industrial User Auto Steel Pulp & Paper Other Industries Long- Term Contracts Business Model

Power & Industrial Projects: What DTE Energy Brings to the Table Extensive experience in efficient operation of large- scale industrial assets Knowledge of multiple fuel inputs with fuel switching capabilities Energy conservation skills Willingness to invest capital to upgrade facilities and increase efficiency

Power & Industrial Projects: How We Do It Illustrative Economics of a Typical Transaction Project Parameters: Customers Gain Material Savings Customer bears commodity risk Contracted term and minimum volumes All fuel requirements to be served by DTE Energy facility Potential Savings Through Fuel Switching Representative Economics for Various Power and Industrial Projects $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Henry Hub Monthly #6 Oil, NY 3%S CAPP Coal, 1%S FOB Big Sandy Natural Gas Fuel Oil Coal Fuel Cost Comparison $0 $2 $4 $6 $8 $10 $12 $14 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Coal Fuel Cost Comparison Natural Gas Fuel Oil Coal Fuel Oil Natural Gas Processed Solid Fuel Savings $ / mmBtu $9 $7-8 $4-5 $2-4

Power & Industrial Projects: Building Scale In 2004 and 2005 we made significant investment progress, laying the groundwork for future growth: Entered into 7 significant on-site projects, many with multiple locations Became the second largest domestic biomass operator with 32 sites In 2006 and 2007 we have a strong pipeline of potential projects: Expansion of existing projects Portfolio acquisition of on-site utility service projects Two on-site opportunities in the steel industry Two additional landfill gas/renewable energy projects

Power & Industrial Projects: Disciplined Investment Has Produced Solid Returns We maintain strict risk/return criteria and generally make investments that are modest in scale Currently have ~$470M of invested capital in this segment This is an asset-based operationally intensive business Although we retain operational and credit risk, we use long- term contracts, fuel pass- throughs, inflation escalators and non-recourse financings to mitigate risk Power & Industrial Projects Return on Invested Capital Areas of Expected Future Investment (Excludes synfuels, waste coal and power generation) Note: Excludes allocated overheads 8-15% Targeted ROIC for New Investments 2005 ROIC 1997 ROIC 11% 5%

2004 2005 2006E 2007E 2008E 57 81 100 100 100 100 100 100 $57 $81 $100-200 $100-200 $100-200 Power & Industrial Projects: Building Scale - Areas of Future Investment Will Bring Very Visible Earnings Power & Industrial Projects Operating Earnings* Areas of Expected Future Investment (Excludes synfuels, waste coal and power generation) 2004 2005 2006E 2007E 2008E 5 24 20 30 40 5 5 15 $5 $24 $20-25 $30-35 $40-55 Power & Industrial Projects Capital Expenditures Areas of Expected Future Investment (Excludes synfuels, waste coal and power generation) * Reconciliation to GAAP reported earnings included in the appendix ($ millions) ($ millions)

DTE Energy's Non-Utility Strategy Focus Discipline Value Creation Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Summary Overview

Fuel Transportation & Marketing: Clear Focus on Natural Gas and Coal Going forward this segment will focus on two key areas where we have extensive experience Natural gas pipelines & storage Ownership interest in Vector and Millennium pipelines Own 75 Bcf of non-utility storage Coal transportation & marketing Largest third party shipper in the United States - 42M tons shipped in 2005 Energy Trading plays a key role in optimizing DTE's storage, pipeline and generation assets

Fuel Transportation & Marketing: Natural Gas Pipeline & Storage - Current Investment Pipeline Our assets strategically link supply hubs with growing customer demand in the Northeast Washington 10 Storage Field Phase I expansion added 8 Bcf of capacity Phase II expansion: Adds 14 Bcf of working gas capacity In service April 2006 DTE capital investment of $46M Vector Pipeline Phase I Expansion Expand Vector long-haul capacity by 200,000 Dth/d In service November 2007 DTE capital investment of $27M Millennium Pipeline Build 186 mile pipeline in New York State Transportation capacity of 500,000 Dth/d In service November 2007 DTE capital investment of $176M Numerous additional storage and pipeline projects are also being evaluated Vector Pipeline Chicago MichCon Transmission Millennium Pipeline Dawn Hub Dawn Ramapo DTE Storage DTE Storage Development Opportunities DTE Pipeline DTE Pipeline Development Opportunities 3rd Party Pipeline Corning We are playing into very strong fundamentals in this segment and have a solid pipeline of opportunities

Fuel Transportation & Marketing: Coal Transportation & Marketing - Current Investment Pipeline Environmental requirements and declining Central Appalachian production are providing new investment opportunities Changing Coal Flows Projects that provide efficiency and lever marketing, trading and transportation strengths: Transportation and shipping access to Great Lakes, Ohio and Mississippi Rivers, and Southeast Industrial coal plants, coal terminals, shipping facilities, and coal handling and marketing companies Potential DTE Energy capital investment of $25-50M in 2006

Fuel Transportation & Marketing: Disciplined Investment Historical Fuel Transportation & Marketing investments have produced solid, stable returns Since the acquisition of MCN, have worked diligently to improve the returns Currently the segment has ~$300M of invested capital The majority of our investments are supported with mid-term (3-5 years) and long-term (10+ years) contracts. Contracts are secured prior to capital expenditures 2001 2005 Fuel Transportation & Marketing Return on Invested Capital (Excludes Energy Trading) 14% 10-20% Targeted ROIC for New Investments 2005 6% 2001

Fuel Transportation & Marketing: Building Earnings and Increased Visibility 2004 2005 2006E 2007E 2008E 26 41 40 45 50 5 5 5 Fuel Transportation & Marketing Capital Expenditures Areas of Expected Future Capital Investment (excludes Energy Trading) Planned investment in this segment will continue process of building scale and sustaining growth $26 $41 $40-45 $45-50 $50-55 Fuel Transportation & Marketing Operating Earnings* Areas of Expected Future Capital Investment (excludes Energy Trading) 2004 2005 2006E 2007E 2008E 15 36 120 70 80 20 30 40 $15 $36 $130-150 $70-100 $80-120 * Reconciliation to GAAP reported earnings included in the appendix ($ millions) ($ millions)

DTE Energy's Non-Utility Strategy Focus Discipline Value Creation Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Summary Overview

Unconventional Gas Production: Clear Focus on Shale Production Our unconventional gas segment is active in two plays: the Antrim and Barnett shales Given our 15+ years of experience with unconventional resources, the Barnett play was a logical extension We are not pursuing conventional E&P opportunities

Unconventional Gas Production: Building Scale - Current Investment Pipeline In the Antrim we plan to continue drilling ~100 new wells per year to replace declining wells This is essential to unlock hidden value as the legacy hedges roll off In the Barnett we plan on drilling a total of 55 new wells in 2006 Currently have 4 rigs operating, with plans to add 2 more within the next six months We are evaluating additional small acreage acquisitions Unconventional Gas Production Capital Expenditures ($ millions) 2004 2005 2006E 2007E 2008E 38 144 120 150 100 20 50 50 $38 $144 $120-140 $150-200 $100-150

2006 Barnett Development Plan During 2006 we plan to rapidly increase production from our northern acreage Forecast net production of 4.1 Bcf, ~500% increase over 2005 Expect to see a 300%-400% increase in our production rate from Tarrant, Johnson and Jack counties We will also focus on testing our southern acreage: Drill 4 additional test wells in four distinct areas Large operators are also evaluating the southern area This will produce a clearer picture of our potential reserves by year end We expect to begin some production from the southern acreage in 2006 Clay Zones of DTE Acreage 23,000 ac. 3,000 ac. 19,000 ac. 11,000 ac. 6,400 ac. 4,000 ac. 8,500 ac. 3,100 ac. 52,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area

Unconventional Gas Production: Increased Barnett Production Has Provided Additional Scale In 2004 & 2005 we spent ~$120M in Barnett acquiring acreage and drilling wells Completed acquisition of 18,000 acres and 44 producing wells in 2005 Investment resulted in significant increase in year over year production and reserves Production is expected to increase substantially in 2006 Current production of 6 mmcfd Approximately 10 mmcfd awaiting pipeline connections Southern acreage could provide significant upside to production/reserves Net Production Rate (mmcf/day) 0 6.0 3/31/2006 1/1/2005 Gross Producing Wells 5 80 3/31/2006 1/1/2005 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 0 49 65 15 80 3/31/2006 1/1/2005 Barnett Shale Operating Metrics

Unconventional Gas Production: Disciplined Investment

DTE Energy

Unconventional Gas Production
Return on Invested Capital


15-20%
Without Antrim Hedges
16%
With Antrim Hedges
4%
2001-2005 Average
Targeted ROIC for New Investment

- Historical returns of our Antrim production have been impacted by legacy hedges
  - Put in place in 1990s to lock in production tax credit returns
  - Absent hedges, returns would be strong today
  - Hedges roll off over next 7 years
- At year end 2005, we had total invested capital of:
  - ~$220M in the Antrim
  - ~$120M in the Barnett (began in 2004)
- As more Barnett production comes on line and Antrim hedges roll off, we expect GAAP return on capital to increase significantly

29

Unconventional Gas Production: Building Significant Scale & Earnings 2004 2005 2006E 2007E 2008E 6 4 25 40 50 5 10 15 Unconventional Gas Production Operating Earnings* ($ millions) Roll off of the legacy Antrim hedges and significant increases in Barnett production will lead to earnings growth $6 $40-50 $4 $25-30** $50-65 Drivers of earnings are market prices and production volumes As we develop reserves, we expect to hedge a significant portion of our production However, operating earnings are not the best measure of the underlying value of this business Reserve valuations are more typical ** Assumes gas price of $10.50/Mcf and 4.1 Bcfe of production * Reconciliation to GAAP reported earnings included in the appendix

While Earnings Growth Will Be Significant, Reserves Represent the True Value

DTE Energy

Antrim Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable	35	0.50-1.00
Proved	338	2.50-3.00

($ millions)	$850-1,050
Less: Cost of Legacy Hedges Based on $5 market to hedge price differential	(280)
Less: Allocated debt	(150)
Current Valuation	~$420-620

Current Per share valuation of ~$2.35-3.50

Barnett Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable*	120	1.50-2.50*
Proved	59	1.50-3.00

($ millions)	$270-480
Less: Allocated debt	(60)
Current Valuation	~$210-420

Current Per share valuation of ~$1.20-2.40

Does not assign any value to our sizable southern acreage

Substantial value has already been created in this business unit

* In northern and western counties, where reserves are well understood

31

DTE Energy's Non-Utility Strategy Focus Discipline Value Creation Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production Summary Overview

2005 2006E 2007E 2008E PIP 81 150 150 150 FTM 28 140 85 100 UGP 144 130 175 125 We're Investing in Non-Utility Growth, Bringing Scale and Visibility to Each Segment $262 $350-490 Unconventional Gas Production Power & Industrial Projects Fuel Transportation & Marketing $280-470 Potential Non-Utility Investment Areas of Expected Future Capital Investment (Excludes synfuels, waste coal, power generations and Energy Trading) $320-500 $100-150 $80-120 $100-200 $100-200 $100-200 $130-150 $70-100 $150-200 $120-140 $144 $36 $82 Non-Utility ROIC Targets 8-15% 10-20% 15-20% ($ millions)

Expected Growth in Non-Utility Earnings 2004A 2005A 2006E** 2007E 2008E PIP 5 24 22.5 32.5 48 FTM 26 41 42.5 47.5 52.5 UGP 6 4 27.5 45 58 Non-Focus Non-Utility Operating Earnings* Areas of Future Capital Investment (Excludes synfuels, waste coal, power generations and Energy Trading) $69 $85-100 Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production $115-135 $140-175 $50-65 $50-55 $40-55 $30-35 $45-50 $40-50 $25-30 $40-45 $20-25 24 41 4 6 $37 26 5 ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ** 2006 guidance assumes no synfuel tax credit phase out

Summary Our non-utility investment process is achieving success in building scale A decade of growth and attractive ROICs has laid the groundwork for continued value creation We have strong pipeline of investment opportunities

Appendix

Reconciliations

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides 2006 guidance for operating earnings, non-utility operating earnings and non-utility operating earnings in areas of expected future capital investment. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs, Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Forward Looking Projections: 2007-2010 Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliations

Financial Flexibility David Meador Executive Vice President & CFO April 6, 2006

The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. Safe Harbor Statement

Overview Operating earnings and cash from operations are positioned for growth We are reconfirming our 2006 operating earnings and cash flow guidance* Future growth in operating earnings (excluding synfuels) and cash from operations will be driven by utility and non-utility investments Through these investments, we are poised for substantial value creation With our solid balance sheet and cash flow, we have sufficient flexibility to finance our near-term capital investments * 2006 guidance assumes no synfuel tax credit phase out, appendix contains potential impacts of a phase out

Earnings and Cash from Operations Growth Balance Sheet Flexibility Value Creation Overview

Earnings are Expected to Return to Pre-Rate Case Levels 2001 2002 2003 2004 2005 2006E $3.63 DTE Energy Operating Earnings per Share* $3.05 $2.57 $3.27 * Reconciliation to GAAP reported earnings included in the appendix $3.60-3.90** ** 2006 guidance assumes no synfuel tax credit phase out $3.40 Memo: Synfuels $0.34 $0.82 $1.17 $1.14 $1.54 $1.19-1.24

Adjusted Cash from Operations has also Improved Significantly 2001 2002 2003 2004 2005 2006E DTE 811 1028 1039 1216 1350 1425 100 DTE Energy Adjusted Cash from Operations* ($ millions) * Includes synfuel production payment, reconciliation included in the appendix $1,425-1,525** ** 2006 guidance assumes no synfuel tax credit phase out $1,350 $1,216 $1,039 $1,028 $811

We are Reconfirming our 2006 Guidance DTE Energy 2006 Operating Earnings Guidance* ($ millions) DTE Energy 2006 Cash Flow Guidance* ($ millions) ** Includes estimated synfuel earnings of $210-220M *** Includes estimated Energy Trading earnings of $45-50M * Reconciliation to GAAP reported earnings included in the appendix

Significant Utility Earnings Improvement with Continued Non-Utility Growth Utility Operating Earnings* ($ millions) Total Non-Utility Operating Earnings* ($ millions) 2001 2002 2003 2004 2005 2006 0 2001 2002 2003 2004 2005 2006 369 352 307 202 345 390 176 229 262 255 285 325 25 20 $369 2001 $352 2002 2003 2004 2005 2006E $307 $176 2001 2002 2003 2004 2005 2006E** $202 $345 $390-415 Electric Choice peaks at +20% of Detroit Edison load $229 $262 $255 $286 $325-345 ~14% Expected CAGR * Reconciliation to GAAP reported earnings included in the appendix ** 2006 guidance assumes no synfuel tax credit phase out Op. Earnings in Areas of Future Capital Investment $69 $85-100

We're Making Significant Investments at our Utility and Non Utility Businesses Utility Rate Base Investments Capital in Excess of Depreciation ($ millions) Non-Utility Potential Investments ($ millions) 2005 2006 2007 2008 2009 2010 0 2005 2006 2007 2008 2009 2010 250 460 460 230 215 190 262 350 320 280 200 200 225 185 280 265 260 140 180 190 200 200 $250 2005 $350-490 $320-500 $460-685 2006E 2007E 2008E 2009E 2010E 2005 2006E 2007E 2008E 2009E 2010E $262 $280-470 $460-645 $230-510 $215-480 Note: Utility Deprec.& Amort. $550 $565-580 $590-605 $620-640 $635-670 $660-700 ~$200-400 $190-450

2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 345 402 438 464 492 525 PEP Impacts 10 20 30 40 50 MichCon Rate Case Impacts 20 20 20 20 Deco Rate Case Impacts 20 40 40 These Investments Will Drive Earnings Growth at the Utilities and Non-Utilities Potential Profile of Utility Earnings Growth* Operating Earnings ($ millions) Potential Non-Utility Operating Earnings In Areas of Future Capital Investment* Excludes Synfuels, Power Generation, Waste Coal & Energy Trading ($ millions) 2005A 2006E 2007E 2008E 2009E 2010E Base Utility Earnings 69 92.5 125 157.5 175 185 $345 $390-415 ~6% Average Annual Earnings Growth ~$525 $69 $85-100 $115-135 $140-175 ~20% Average Annual Earnings Growth * Reconciliation to GAAP reported earnings included in the appendix

Overall DTE Energy Earnings Profile 2005A 2006E 2007E 2008E 2009E 2010E Utilities 345 403 423 444 467 490 Non-Utility - Other -51 51 44 51 56 59 Non-Utility - Areas of Future Capital Investment 35 85 120 155 175 185 Synfuels 273 215 215 Corporate & Other -51 -75 -93 -89 -85 -81 Projected Profile of Operating Earnings* ($ millions) Excluding synfuels, there is a potential for average operating earnings growth of 9-10% from 2006-2010 Utility Growth Non-Utility Growth * Reconciliation to GAAP reported earnings included in the appendix

Earnings and Cash from Operations Improvement Balance Sheet Flexibility Value Creation

Stable Balance Sheet Metrics Provide Flexibility DTE Energy Funds from Operations/Debt ** Assumes midpoint of guidance 2004A 2005A 2006E 2007E 2008E 19 22 23 23 23 2 2 19% 22% 23%** 23-25% DTE Energy Leverage* 2004A 2005A 2006E 2007E 2008E 23-25% 2004A 2005A 2006E 2007E 2008E 51 52 53 50 50 3 3 51% 52% 53%** 50-53% 2004A 2005A 2006E 2007E 2008E 50-53% * Excludes securitization debt and MichCon short term borrowings

Current Status of Synfuel Cash Flows Through a combination of oil hedges and tax credit carryforward utilization, ~60% of our expected synfuel cash flows are protected if there is a full phase out Budget/tax reconciliation legislation is currently in conference committee Estimated NYMEX oil price phase- out ranges: $59.25-73.00 for 2006 $60.25-74.25 for 2007 Expected Synfuel Cash Flows* ($ millions) 2006E 2007E 2008E 450 510 340 20 20 20 % Protected 2006E $450-470 2007E 2008E $510-530 $340-360 70% 25% 100% Net Income $210-220 $210-220 - * Assumes no synfuel tax credit phase out, appendix contains potential impacts of a phase out in 2006

We Expect Cash From Operations Improvement in the Utility and Non-Utility Businesses Illustrative Profile of Utility Cash From Operations ($ millions) Non-Utility Cash from Operations Areas of Future Capital Investment Excludes Synfuels, Power Generation, Waste Coal & Energy Trading ($ millions) 2006E 0 2010E Base Utility Earnings 926 1300 ~$925 ~$1,200-1,300 2006E 2007-2010 Estimated Average 2006E 0 2010E Base Utility Earnings 115 325 ~$115 ~$300-350 Improving utility earnings are a primary driver of this expected long-term improvement In the out years, non-utility cash from operations will be $300-350M per year providing significant financial flexibility This increase is generated primarily from a sharp increase in Unconventional Gas Production and Power & Industrial Projects 2006E 2007-2010 Estimated Average

Our Sustainable Dividend is Very Competitive PGN 0.055 ED 0.052 AEE 0.051 CNP 0.05 DTE 0.05 PNW 0.05 TE 0.047 XEL 0.047 KSE 0.045 SO 0.045 NI 0.045 AEP 0.043 D 0.039 FPL 0.037 PPL 0.036 FE 0.036 PEG 0.035 PCG 0.033 ETR 0.031 EXC 0.03 SRE 0.026 EIX 0.025 AYE 0 CMS 0 DTE ~5.1% Current Dividend Yield As of March 31, 2006 S&P Electrics/S&P MultiUtilities Our current stable dividend of $2.06 per share annually has resulted in a strong yield Our dividend policy is based on underlying, long-term cash flows Temporary synfuel cash flows are not part of dividend considerations While the 2006 projected payout ratio is ~55%, this rises to ~80% when synfuel earnings are excluded Based on our potential earnings profile, our payout ratio is expected to decline Dividend Payout Based on Illustrative Profile of Operating Earnings Excluding Synfuels 2006E 2007E 2008E 2009E 2010E

Earnings and Cash from Operations Improvement Balance Sheet Flexibility Value Creation

DTE Energy Value Drivers

DTE Energy

	Value Driver	Valuation Impact
Detroit Edison & MichCon	Higher EPS and cash flows through increased rate base investments	▪ Higher EPS X industry P/E multiple
Barnett Shale	Higher proven/possible reserves, increased production, cash from operations, additional acreage	▪ Reserve valuation ▪ Potential value of our sizable southern acreage
Antrim Shale	Roll off of existing legacy hedges	▪ Reserve valuation ▪ Average of ~2 Bcf of hedges roll off annually through 2014
Power & Industrial Projects and Fuel Transportation & Marketing	Higher EPS and cash flows	▪ Higher EPS X appropriate multiple
Debt Reduction	Lower interest expense	▪ Higher EPS X industry P/E multiple

18

Summary DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 6% per year while driving a customer focused investment program Our three non-utility businesses have exciting opportunities and we expect to make investments that will grow core earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive and as the payout ratio decreases, we are open to considering a dividend increase

Appendix

0 2006 2007 2008 2009 2010 Synfuel Value 6.25 Utility 1.48 3.03 4.67 6.38 Non-Ute excl UGP 1.36 2.92 3.73 3.73 Antrim 0.17 0.34 0.51 0.68 0.85 Barnett 1.8 3.6 3.6 3.6 3.6 Debt 0.4 0.4 0.4 0.4 0.4 Projected Growth More than Replaces the Value of Synfuels Utilities $2.50 $15.00 Potential Incremental Cumulative Per Share Value Creation 2005-2010 $6.25 Value of Remaining Synfuel Cash Non-Utility Excl. Unconventional Gas Production Antrim Shale Barnett Shale Debt Reduction 2006 2007 2008 2009 2010 $7.00 $10.50 $13.00 Assumptions $120M of 7.5% parent company debt paid down Barnett reserve valuation doubles from 2006 to 2007 and then very conservatively remains constant, however we believe there is considerable potential upside to this Antrim legacy hedges roll off linearly from 2006 to 2014 Expected incremental earnings from all other non-utility businesses valued at a 12X P/E ratio Expected incremental earnings from utilities valued at a 13X P/E ratio Synfuel cash: $450-470, $510-530 and $340-360 in 2006, 2007 and 2008 respectively at a 9% discount rate Using a set of reasonable assumptions, we believe we can create value that replaces and exceeds the value of the synfuels

2006 Potential Impact of Synfuel Phase Out 0 0.2 0.4 0.6 0.8 1 215 164 110 57 14 55 Potential Phase Out Impact - 2006 Net Income ($ millions) % Phase Out $210-220 $160- 170 $105- 115 $50-60 $10-20 $50-60 Potential Phase Out Impact - 2006 Cash Flow ($ millions) 0 0.2 0.4 0.6 0.8 1 480 400 335 265 250 320 % Phase Out $450- 470 $390- 410 $325- 345 $255- 275 $240- 260 $310- 330 While current guidance assumes no phase-out, some level of tax credit phase out is possible Assumptions for potential phase out impact: Cash & net income benefits from oil hedges currently in place No additional oil hedges are established Recovery of operating expenses from our partners At the top end of the phase out range, we have in place additional hedges, resulting in more protection at the 100% phase out level The percentage of cash flow protected differs from the percentage of net income protected due to: AMT carryforward utilization, fourth quarter accruals and the differences between cash and GAAP tax rates Similar to 2005, we will likely defer recognition of the quarterly variable note payments in 2006 until later in the year, unless legislation passes Due to changes in the agreements with our synfuel partners, a significantly higher percentage of the expected payments in 2006 will be variable note payments Avg. cal. year oil price >$59.25 $62.00 $64.75 $67.50 $70.25 <$73.00

Reconciliations Use of Adjusted Cash from Operations Information - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's operating cash flow and uses adjusted cash from operations as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2004 & 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations In this presentation, DTE Energy provides 2006 guidance for operating earnings, non-utility operating earnings and non-utility operating earnings in areas of expected future capital investment. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs, Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010

Reconciliations Non-Utility Operating Earnings in areas of Expected Future Capital Investment to Non-Utility Reported Earnings (excludes Corporate & Other) Use of Non-Utility Operating Earnings - DTE Energy management believes that non-utility operating earnings provides a more meaningful representation of the company's earnings from ongoing non-utility operations and uses this measure as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses this measure to gauge performance against budget and to report to the Board of Directors. Use of Non-Utility Operating Earnings in areas of Expected Future Capital Investment - DTE Energy management believes the use of this measure provides a meaningful depiction, for external communications with analysts and investors, of the earnings growth in the non-utility businesses where the company expects to invest significant capital in the future.

Reconciliations

DTE Energy Barnett Shale Overview April 6, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: higher price of oil and its impact on the value of production tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Unconventional Gas has a Lower Risk Profile Conventional E&P risk includes the exploration risk of finding the reservoir The location of unconventional formations are typically well known and can exist over a large area, reducing the exploration risk Unconventional formations act as source, reservoir and seal After a test well phase to prove the economic viability of a given area, unconventional resources can be developed on a large scale Gas "manufacturing" Unconventional Conventional

While Known for Many Years, Unconventional Resources have Recently Become Heavily Pursued CBM Tight Sand Shale Ft Worth/Barnett Antrim Unconventional resources or "resource plays" are popular with E&P companies due to the significant amounts of gas in place and favorable economics Less exploration risk: Reserve replacement easier to manage Production rates are more predictable

The Barnett Shale is Becoming a World Class Gas Reservoir Historic Core Area 1,120 square miles 15 Tcf undiscovered resource (USGS '04) Currently Producing 900 MMcfd The Core Area has been expanding to the west and south as production volumes increase The Barnett is a thick, continuous, highly organic shale that covers approximately 10,000 square miles of the Fort Worth Basin During the first 20 years of its development the industry believed the Barnett Shale play was limited to the area shown here as the Historic Core Area The development of horizontal well technology and high gas prices have expanded the extent of the play by several orders of magnitude Dallas/Ft Worth Metropolitan Area Barnett Expansion Area Could be an additional 3,000 to 7,000 square miles The industry is still defining productive limits Current production from expansion areas 300 MMcfd

The Development of Horizontal Well Technology has Driven the Activity in the Expansion Area of the Play Some areas, such as Jack County, are still well-suited for vertical wells Completion of Barnett wells requires large hydraulic fracture stimulations to crack the rock Holding the stimulation in the Barnett is key to production performance Must adequately crack the shale Horizontal wells have opened a potentially large expansion area Current challenge is to keep horizontal wellbore away from faults that connect to Ellenberger (water bearing formation) Core Area Expansion Area Depth: 5,000' 8,000'

There are a Significant Number of Large Players in Barnett In addition to these independents, majors such as Exxon/Mobil, Shell and Marathon are beginning to enter Plan to add two additional rigs

DTE Energy has Diversified Its Risk Reward Profile in the Barnett Shale Maximum value creation in E&P is derived by taking raw acreage and turning it to reserves Takes time and capital to move any given project up the value curve DTE Energy's core and western assets provide near- term cash flow DTE Energy's southern acreage provides significant development scale, if proven ILLUSTRATIVE Entry Cost Area Maturity or Cumulative CAPEX (time) Risk Low High High Low Test Wells 2nd Phase of Testing Project Development Production Optimization Infill Drilling Harvest Mature Stage West and Core Area Southern Acreage THE E&P "VALUE CURVE" Land Acquisition

DTE Energy's Barnett Shale Progression First six months spent reviewing technical/economic merits Secured some northern area projects Analyzed a number of acquisitions Acquired substantial acreage position in Q3 & Q4 2004 Established operating presence Began testing in southern area Acquired Jack County acreage 2005 Continued development of core acreage Systematically evaluate, develop and rationalize southern area projects Potentially add selective acreage positions in the core/western basin 2006 Plans To date $120M of capital invested

2005 Western Area Acquisition Provides Near- Term Development Opportunities in Proven Portion of the Play 2005 Acquisition Acquisition closed in August 2005 18,000 acres 44 producing wells 3 MMcfd Since closing we have added 5,000 acres to our acreage position Initial production performance on new wells is exceeding expectations Horizontal wells may add additional uplift to acquisition economics Currently completing 3D seismic survey and will test horizontal wells during 2006 Jack Parker Palo Pinto Wise Zone of DTE Acreage

Unconventional Gas Production: Increased Barnett Production has Provided Additional Scale In 2004 & 2005 we spent ~$120M in Barnett acquiring acreage and drilling wells Completed acquisition of 18,000 acres and 44 producing wells in 2005 This investment resulted in a significant increase in year over year production and reserves Production is expected to increase substantially in 2006 Approximately 10 mmcfd currently waiting on pipeline connections Southern acreage could provide significant upside to production/reserves Net Production Rate (mmcf/day) 0 6.0 3/31/2006 1/1/2005 Gross Producing Wells 5 80 3/31/2006 1/1/2005 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 0 49 65 15 80 3/31/2006 1/1/2005 Barnett Shale Operating Metrics

2006 Barnett Development Plan Clay Zones of DTE Acreage 23,000 ac. 3,000 ac. 19,000 ac. 11,000 ac. 6,400 ac. 4,000 ac. 8,500 ac. 3,100 ac. 52,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area During 2006 we plan to rapidly continue to increase production in our northern acreage Forecast net production of 4.1 Bcf Expect to see a 300%-400% increase in our production rate from Tarrant, Johnson and Jack counties We will also focus on testing our southern acreage: Drill 4 additional test wells in four distinct areas Large operators are also evaluating the southern area This will produce a clearer picture of our potential reserves by year end We expect to begin some production from the southern acreage in 2006

Barnett Reserve Valuation

DTE Energy

Barnett Reserve Valuation

Component	Reserves (Bcfe)	Valuation Comparable ($/mcf)
Probable	120	1.50-2.50
Proved	59	1.50-3.00

($ millions)	$270-480
Less: Allocated debt	(60)
Current Valuation	~$210-420

Current Per share valuation of ~$1.20-2.40

Does not assign any value to our sizable southern acreage

13